From: "J.C. Jordan" <jcjordan@acstradingusa.com>
Subject: AMENDMENT TO LOAN AGREEMENT
Date: August 4, 2008 2:10:42 PM CDT
To: legroegrobe@mac.com
1 Attachment, 203 KB (Save)

DON GERALDS

August 4, 2008

Hi Doug:

Thanks for talking to Don. Here is the amendment requested.

Regards,

J.O.

AMENDMENT

This amendment is made to Loan Agreement dated March 19, 2007 previously executed by and between DON GERALDS, hereinafter called *"the Lender"* and VIDA LIFE INTERNATIONAL, Ltd. El Dorado Hills, Ca. hereinafter called *"the Borrower"*

It is mutually understood and agreed by and between the undersigned contracting parties to amend that previously executed agreement as follows:

Article 3 – Payment/Term is changed effective August 4, 2008 to read: The term of the loan is 36 months.

All other terms and conditions that are not hereby amended are to remain in full force and effect.

IN WITNESS WHEREOF, the parties have duly affixed their signatures under hand and seal on this 4th of August 2008.

Signed: ______________ Donald Geralds

Signed: ______________ J.C. Jordan